UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 8, 2003
                                                           -----------



                                KCS ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Delaware                       001-13781                 22-2889587
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation)                       File Number)           Identification No.)

  5555 San Felipe Road, Houston, TX                                     77056
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                 (713) 877-8006
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
(c) Exhibits.

       Exhibit 99.1
       Press release dated May 8, 2003.

Item 9. Regulation FD Disclosure.

     The following information is being furnished under Item 12 "Results of operations and Financial Conditions".

     On May 8, 2003, KCS Energy, Inc. issued a press release reporting first quarter 2003 results. A copy of the press release is attached as Exhibit
99.1. herto and is incorporated herein by reference .

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      KCS Energy, Inc.




     May 13, 2003                                     /S/ Frederick Dwyer
                                                     ---------------------------
                                                     Frederick Dwyer
                                                     Vice President, Controller
                                                      and Secretary